UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Edesa Biotech, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada

NOTICE OF 2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held Thursday, April 22, 2021

To the Shareholders of Edesa Biotech, Inc.:

Notice is hereby given that the 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) of Edesa Biotech, Inc. (the “Company” or “Edesa”) will be held at 10:30 a.m. (local time) on Thursday, April 22, 2021, at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON L3R 5H6. If you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 10:30 a.m. EDT on April 20, 2021) to investors@edesabiotech.com and please include your name in the subject line of the e-mail.* The following summarizes the matters to be considered and acted upon:

1.
the election of seven (7) directors, nominated by the Company’s Board of Directors, to serve until the Company’s annual meeting of shareholders to be held in 2022 or until their successors are duly elected and qualified;

2.	the appointment of MNP LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year;

3.	the amendment to the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”) to increase the number of shares available for issuance under the 2019 Plan by 1,497,000 shares and

4.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 24, 2021, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. To assure your representation at the Annual Meeting, you are urged to sign, date and return the proxy as soon as possible, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote by telephone or on the Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

/s/ Pardeep Nijhawan
Pardeep Nijhawan, MD
Director, Chief Executive Officer and Corporate Secretary
(Principal Executive Officer)

Markham, ON, Canada
March 3, 2021

*COVID-19 Information: To ensure the health and safety of all attendees, Edesa reserves the right to take any additional cautionary measure deemed to be appropriate, necessary or advisable in relation to the Annual Meeting in response to further developments in the COVID-19 pandemic, including limiting the number of persons who may be allowed in a single room for the Annual Meeting to allow for required social distancing, or any other measures that may be recommended by public health authorities in connection with gatherings of persons.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 22, 2021. This Proxy Statement, along with our Annual Report on Form 10-K for the year ended September 30, 2020, is available at: http://www.proxyvote.com/.

Employment Agreements	20
Outstanding Equity Awards at 2020 Fiscal Year-End	23
Outstanding Equity Awards Narrative Disclosure	23
Retirement Benefits	24
Director Compensation	24
Outstanding Equity Awards at September 30, 2020	24
Narrative to Director Compensation Table	24

Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Edesa Biotech, Inc., a British Columbia corporation (“we”, “us”, “Edesa”, or the “Company”), of proxies in the accompanying form to be used at the 2021 Annual General Meeting of Shareholders of the Company to be held at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON L3R 5H6 at 10:30 a.m. (local time) on Thursday, April 22, 2021, and at any adjournments or postponements thereof (the “Annual Meeting”).

As a British Columbia corporation subject to the reporting requirements of the U.S Securities and Exchange Commission, our proxy disclosure has been prepared to comply with U.S. proxy disclosure requirements as allowed under National Instrument 51-102F6.

Our Board of Directors has fixed February 24, 2021 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on February 24, 2021 will be entitled to vote at the Annual Meeting. These materials are first being sent or given to the shareholders on or about March 11, 2021. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

Questions and Answers about the Proxy Materials and the Annual Meeting

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended September 30, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2020 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s shareholders. Canadian shareholders will receive printed copies of the proxy materials unless they elected to receive proxy materials by email. Most other shareholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All shareholders will have the ability to access the proxy materials on the Website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Shareholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to http://www.proxyvote.com/. The Company encourages shareholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

●	View the Company’s proxy materials for the Annual Meeting on the Internet; and

●	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will reduce the Company’s costs of printing and mailing documents to you, which will favorably impact the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What proposals will be voted on at the Annual Meeting?

The following three proposals will be voted on at the Annual Meeting:

●	The election of seven (7) directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2022 or until their successors are duly elected and qualified;

●	The appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year; and

●	The amendment to the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”) to increase the number of shares available for issuance under the 2019 Plan by 1,497,000 shares.

How does the Board recommend that I vote on the proposals?

Our Board of Directors unanimously recommends that the shareholders vote “FOR” each of the nominees for Director, “FOR” the appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year and “FOR” the amendment to our 2019 Equity Incentive Compensation Plan to increase the number of shares available for issuance under the 2019 Plan.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on February 24, 2021 may vote at the Annual Meeting. As of the close of business on February 24, 2021, there were 11,615,942 common shares outstanding, all of which are entitled to vote at the Annual Meeting.

How many votes am I entitled to per share?

Each shareholder is entitled to one (1) vote for each common share held as of the record date on all matters properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, Inc., you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form”. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 2 to appoint our auditors and independent registered public accounting firm for the ensuing year.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the election of directors, or Proposal No. 3, the amendment to our 2019 Equity Incentive Compensation Plan. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If I am a shareholder of record, how do I vote my shares?

There are three ways to vote:

●	By Mail – If you received printed copies of the proxy materials by mail, you may vote your proxy by filing out the proxy card and sending it back in the envelope provided.

●
By Telephone or the Internet – We have established telephone and Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll-free telephone number for telephone voting is 1-800-690-6903. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is http://www.proxyvote.com/. As with telephone voting, you will be able to confirm that your instructions have been properly recorded. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time, on Wednesday, April 21, 2021.

●
In Person – If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:30 a.m. EDT on April 20, 2021) to investors@edesabiotech.com with your name in the subject line.

If I am a beneficial owner of shares held in street name, how do I vote my shares?

There are three ways to vote:

●
By Mail – If you received printed copies of the proxy materials by mail, you may vote your proxy by filing out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●
By Telephone or the Internet – You may vote by proxy via telephone by calling 1-800-690-6903. You may vote by proxy via telephone or the Internet at http://www.proxyvote.com/, as further set forth in the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●
In Person – Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What is the proxy card?

The proxy card enables you to appoint each of Pardeep Nijhawan, a Director and our Chief Executive Officer and Corporate Secretary, and Michael Brooks, our President, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

I share an address with another shareholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

As permitted under SEC rules, we have adopted a procedure called “householding”. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, shareholders may contact us as follows:

 Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada
Attention: Corporate Secretary

Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of the proxy materials:

●	By Mail: You may obtain a paper copy of the proxy materials by writing to us at Edesa Biotech, Inc., 100 Spy Court, Markham, ON L3R 5H6 Canada, Attn: Corporate Secretary.

●	By Telephone: You may obtain a paper copy of the proxy materials by calling 1-800-579-1639.

●	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com/.

●
By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com. You must provide the control number from your proxy notice to request a paper copy of the proxy materials by email.

Please make your request for a paper copy as instructed above on or before April 8, 2021 to facilitate timely delivery.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

●
by submitting a written notice revoking that proxy, addressed to our Corporate Secretary at our executive offices located at 100 Spy Court, Markham, ON L3R 5H6 Canada, at any time up to and including the last business day before the Annual Meeting,

●	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

●	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to our Corporate Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees, “FOR” the appointment of MNP LLP as our auditors and independent registered public accounting for the ensuing year and “FOR” the amendment to our 2019 Equity Incentive Compensation Plan to increase the number of shares available for issuance under the 2019 Plan.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by the Company in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Annual Meeting. The Company is also required to file on SEDAR a brief description of the proposals voted upon at the Annual Meeting and the outcome of the votes for such proposals promptly following the Annual Meeting, which description must include the percentage of votes for and against such proposals.

What constitutes a quorum?

Our Amended and Restated Articles require the representation of at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least thirty-three and one-third percent (33-1/3%) of the issued shares entitled to be voted at the meeting, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What is the vote required for a proposal to pass?

●
Proposal No. 1 — Election of directors: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

●
Proposal No. 2 — Appointment of our auditors and independent registered public accounting firm: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

●
Proposal No. 3 — Amendment to our 2019 Equity Incentive Compensation Plan to increase the number of shares available for issuance under the 2019 Plan: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada

PROXY STATEMENT

INTRODUCTION

2021 Annual General Meeting of Shareholders

This Proxy Statement is being furnished to the holders of our common shares in connection with the solicitation of proxies for use at the 2021 Annual General Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting is to be held at 10:30 a.m. (local time) on Thursday, April 22, 2021, at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON L3R 5H6, and at any adjournment or adjournments thereof. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:30 a.m. EDT on April 20, 2021) to investors@edesabiotech.com with your name in the subject line.

Record Date

The Board of Directors of the Company (the “Board”) has fixed the close of business on February 24, 2021 (the “Record Date”) as the Record Date for the determination of shareholders entitled to notice of, and to vote and act at, the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Annual Meeting.

Proposals to be Submitted at the Annual Meeting

At the Annual Meeting, shareholders will be acting upon the following proposals:

1.
To elect Lorin Johnson, Sean MacDonald, Pardeep Nijhawan, Frank Oakes, Paul Pay, Carlo Sistilli, and Peter van der Velden as directors to serve until the Company’s annual meeting of shareholders to be held in 2022 or until their successors are duly elected and qualified;

2.	To appoint MNP LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year;

3.	To amend the Company’s 2019 Equity Incentive Compensation Plan to increase the number of shares available for issuance under the 2019 Plan; and
4.	To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at 100 Spy Court, Markham, Ontario, Canada L3R 5H6. The Company’s telephone number at such address is (289) 800-9600.

Information Concerning Solicitation and Voting

As of the Record Date, there were 11,615,942 outstanding common shares, each share entitled to one (1) vote on each matter to be voted on at the Annual Meeting. Only holders of common shares on the Record Date will be entitled to vote at the Annual Meeting. The holders of common shares are entitled to one (1) vote on all matters presented at the Annual Meeting for each share held of record. The presence in person or by proxy of holders of record of at least thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

To be elected, the nominees named in Proposal 1 must receive the vote of a majority of the votes of the common shares cast in person or represented by proxy at the Annual Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Proposal 3 must be approved by the vote of a majority of the votes of the common shares cast in person or represented by proxy at the Annual Meeting. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2 only.

Expenses

The expense of preparing, printing and mailing the Internet Availability Notice and this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of common shares held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Attending the Annual Meeting

Only shareholders and our invited guests are permitted to attend the Annual Meeting. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:30 a.m. EDT on April 20, 2021) to investors@edesabiotech.com with your name in the subject line. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Annual Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

Shareholder Proposals for 2022 Annual Meeting

Shareholder proposals for inclusion in our proxy statement: If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2022 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). One of the requirements is that the proposal must be received by our Corporate Secretary at our executive offices in Markham, Ontario, Canada no later than the close of business on November 11, 2021, which is 120 calendar days before March 11, 2022, the anniversary date that this proxy statement was released to shareholders in connection with the 2021 Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other shareholder proposals: The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting other than the election of directors.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Each director is elected annually to serve until the next annual meeting of shareholders, or until his or her successor is duly elected. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Lorin Johnson, Sean MacDonald, Pardeep Nijhawan, Frank Oakes, Paul Pay, Carlo Sistilli and Peter van der Velden to hold office until the 2022 annual meeting of shareholders or until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information as to our Board of Directors and Nominees

Name	Age	Position(s) Held	Director Since
Lorin Johnson, PhD (2)	68	Director	June 7, 2019
Sean MacDonald (1)(2)(3)	44	Chairman of Board of Directors	June 7, 2019
Pardeep Nijhawan, MD	50	Director, Chief Executive Officer and Corporate Secretary	June 7, 2019
Frank Oakes	70	Director	April 9, 2010
Paul Pay (1)(2)	66	Director	June 7, 2019
Carlo Sistilli, CPA, CMA (1)(3)	64	Director	June 7, 2019
Peter van der Velden (3)	59	Director	June 7, 2019

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers. None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Biographies and Qualifications. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of our Company are as follows:

Lorin Johnson, PhD is a seasoned pharmaceutical entrepreneur and innovator with more than 30 years of experience in building companies. He has been a member of our board of directors since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., from its founding in January 2015 to January 2016. Dr. Johnson is currently the Chief Scientist of Glycyx Pharma Ventures Ltd., a biopharma investment and development company he founded in March 2016. Prior to Glycyx, Dr. Johnson co-founded Salix Pharmaceuticals, Inc., a specialty pharmaceutical company, and held senior leadership positions prior to its acquisition by Valeant Pharmaceuticals International, Inc. in April 2015. Earlier in his career, Dr. Johnson served as Director of Scientific Operations and Chief Scientist at Scios, Inc. (formerly California Biotechnology, Inc). In addition to Edesa, he currently serves on the boards of Innovate Biopharmaceuticals, Inc. (trading symbol INNT), Glycyx MOR, LTD, Kinisi Therapeutics, Ltd., Intact Therapeutics, Inc. and ATXA Therapeutics, Ltd. Dr. Johnson has also held academic positions at Stanford University School of Medicine where he served as an Assistant Professor of Pathology and at the University of California, San Francisco. He is the co-author of 76 journal articles and book chapters and is the co-inventor on 23 issued patents. Dr. Johnson holds a PhD from the University of Southern California and was a Postdoctoral Fellow at the University of California, San Francisco. Dr. Johnson’s qualifications to serve on the board of directors include his knowledge of our business and his significant experience in the pharmaceutical industry.

Sean MacDonald has been our Chairman of the Board since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since September 2017. Mr. MacDonald is currently the Head of Business Development for Cosmo Pharmaceuticals NV, a European gastroenterology focused pharmaceutical company, a position he has held since April 2019, as well as the chief executive of Corbin Therapeutics, a Montreal-based biotech company focused on treating neuroinflammation, a role he has held since October 2018. From October 2012 to October 2018, Mr. MacDonald held various operational and executive leadership roles at Pharmascience Inc., one of Canada’s largest pharmaceutical companies, including Vice President of Business Development and Corporate Development. He received his BSc in Molecular Biology and MBA from the University of Ottawa. Mr. MacDonald’s qualifications to serve on the board of directors include his extensive operational experience and background in the pharmaceutical/biotechnology industry.

Pardeep Nijhawan, MD, FRCPC, AGAF has served as our Chief Executive Officer, Corporate Secretary and a member of our board of directors since June 2019, having previously founded and led the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since January 2015. Dr. Nijhawan is a seasoned pharmaceutical entrepreneur with 20 years of experience in cross-functional leadership roles in finance, marketing, corporate strategy and business development. Prior to Edesa, in 2002 Dr. Nijhawan founded Medical Futures Inc., and served as its CEO. He sold Medical Futures to Tribute Pharmaceuticals in 2015. Dr. Nijhawan also founded Digestive Health Clinic in 2000 and led it to become Canada’s largest provider of private endoscopy services. In 2014, he founded Exzell Pharma, a specialty Canadian-based pharmaceutical organization that markets and commercializes approved products. He continues to serve on the Boards of Exzell Pharma and Digestive Health Clinic. Since January 2021, he has served on the advisory board of Private Debt Partners, a Canadian alternative asset management firm. Dr. Nijhawan received his MD from the University of Ottawa and completed his internship at Yale University, and his internal medicine residency and fellowship at the Mayo Clinic. Dr. Nijhawan’s qualifications to serve on the board of directors include his extensive executive leadership and experience in the life sciences industry and his knowledge of our business as its chief executive.

Frank Oakes has more than 40 years of executive leadership experience. He has been a director of the company since April 2010 and served as the Chairman of the Board until June 2019. From 1999 to 2019, he also served as the President and Chief Executive Officer of the company’s legacy operating subsidiary, which he founded. Prior to founding Stellar Biotechnologies, Inc., he was the Chief Executive Officer of The Abalone Farm, Inc., where he led the company through the research and development, capitalization, and commercialization phases of development to become the largest abalone producer in the United States at the time. Mr. Oakes has consulted and lectured around the world. He received his BS degree from California State Polytechnic University, San Luis Obispo and is a graduate of the Los Angeles Regional Technology Alliance University’s management program. Mr. Oakes qualifications to serve on the board of directors include his extensive operational experience building companies and management teams and leading a U.S. and Canadian publicly listed life science company.

Paul Pay is an executive with 40 years of experience in the pharmaceutical/biotechnology industry. He has been a member of our board of directors since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since its founding in January 2015. From November 2002 to present, he has led all business development activity at Norgine and is currently the Chief Business Development Officer and serves as a member of the company’s executive committee. Prior to joining Norgine, Mr. Pay held senior management positions at large, specialty and early-stage pharmaceutical companies, and cofounded a university spin-out company. His commercial roles have included sales, marketing, market research, licensing, business development, public relations, intellectual property and product development. In addition to Edesa, Mr. Pay is currently a director of Exzell Pharma, a specialty pharmaceutical company; Arc Medical Design, a medical device development company and a portfolio company of Norgine; and Norgine Ltd., an affiliate of Norgine. Mr. Pay is also the President and CEO of Merus Labs Inc., a Norgine wholly owned affiliate company. Mr. Pay received a BSC (hons) from the University of Leeds. Mr. Pay’s qualifications to serve on the board of directors include his extensive experience in the pharmaceutical/biotechnology industry and his knowledge of Edesa’s business.

Carlo Sistilli, CPA, CMA has more than 35 years of financial experience and has held a variety of executive positions in accounting and finance during his career. He has been a member of our board of directors since June 2019, having previously served as a board observer of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since September 2017. Mr. Sistilli has served as the Chief Financial Officer of Arista Homes since March 2003 to present. Prior to Arista, Mr. Sistilli was a founder and served as CFO and a board member of an Internet start-up company in the automotive sector, and played a key role in taking the company public on the Alberta Ventures Exchange. Earlier in his career, Mr. Sistilli was the Controller and a member of the senior management team of a major regional trust company, which Mr. Sistilli helped sell to Manulife Financial. Since January 2021, he has served on the board of directors and audit committee of Aleafia Health Inc. In addition to his professional career, Mr. Sistilli is an officer and a member of the board of directors of Mother of Mercy Centre. Mr. Sistilli holds a Bachelor of Arts from York University, with a major in economics, Certified Management Accountant Designation and a Chartered Professional Accountant Designation. Mr. Sistilli’s qualifications to serve on the board of directors include his knowledge of Edesa’s business and his background in accounting and finance.

Peter van der Velden  is an investor and business executive with more than 28 years of experience in building growth companies. He has been a member of our board of directors since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since September 2017. From 2007 to present, Mr. van der Velden has been the Managing General Partner of Lumira Ventures, one of Canada’s largest dedicated life sciences venture capital investors. Mr. van der Velden currently serves on the boards of Exact Imaging, Medexus Pharmaceuticals (trading symbol PDDPF) and AmacaThera. His past corporate board roles include: Milcom Ventures, Spinal Kinetics, Alveolus Inc., CML Healthcare, First Aid Shot Therapy, Life Sciences Ontario, Skinstore.com, and Vendorlink.ca. Mr. van der Velden is a past President and Chairman of the Canadian Venture and Private Equity Association and currently serves on the board or as an advisor to a number of industry groups and non-profit organizations. Mr. van der Velden holds an MBA in Finance and Policy from the Schulich School of Business, and a MSc in Pathology and BSc (honors) in Life Sciences from Queen’s University. Mr. van der Velden’s qualifications to serve on the board of directors include his extensive operational experience building growth companies and his knowledge acquired from serving on the boards of other companies.

Vote Required

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each of the nominees. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the director nominees identified in Proposal No. 1.

Corporate Governance

Board and Committee Meetings

Our Board held 10 meetings in fiscal year 2020. Each director attended at least 75% of the aggregate number of meetings of the Board held during the period, except for Paul Pay who attended 7 of the 10 meetings. Our directors are encouraged, but not required, to attend annual meetings. Six directors attended our 2020 annual meeting of shareholders, and all of our directors are expected to attend this Annual Meeting in person or by teleconference.

During fiscal year 2020, our Audit Committee held 4 meetings, our Compensation Committee held 6 meetings and our Nominating and Corporate Governance Committee held 2 meetings. Each director attended at least 75% of the aggregate number of meetings of the Committees held during the period for which such director served on those Committees.

Board Leadership Structure

The positions of our chairman of the board and chief executive officer are separate. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental roles of setting a company’s overall strategy and providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. Our board of directors also believes that this structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.

Although our articles do not require the chairman and chief executive officer positions to be separate, our board of directors believes that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our Company’s risk management and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. The Audit Committee discusses with our independent auditors the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management.

As a result, the Board of Directors has affirmatively determined that Lorin Johnson, Sean MacDonald, Paul Pay, Carlo Sistilli and Peter van der Velden are “independent directors.” This means that our Board of Directors is composed of a majority of independent directors as required by Nasdaq. The Board of Directors has also affirmatively determined that all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors.

Code of Ethics and Business Conduct and Insider Trading Policy

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics and Business Conduct is available on the Investor Relations section of our website at edesabiotech.com/investors/governance, in the Corporate Governance section, under the Governance Documents section. We intend to satisfy the SEC’s disclosure requirements regarding amendments to, or waivers of, our Code of Ethics and Business Conduct by posting such information on our website. Copies of our Code of Ethics and Business Conduct may be obtained, free of charge, by writing to our Corporate Secretary, Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6.

Information about our Board Committees

Our Board of Directors has appointed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by the listing rules of Nasdaq and rules of the Securities and Exchange Commission. The Board of Directors has adopted written charters for its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Copies of these charters are available on our website at edesabiotech.com/investors/governance.

Audit Committee

Composition of the Audit Committee

Our Audit Committee is composed of Sean MacDonald, Paul Pay and Carlo Sistilli (chair). The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: (a) the integrity of our financial statements; (b) our independent auditor’s qualifications, independence, and performance; (c) the performance of our system of internal controls, financial reporting, and disclosure controls; and (d) our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, and our independent auditor.

Carlo Sistilli is the Chair of our Audit Committee and has extensive financial experience. He holds a Bachelor of Arts from York University, with a major in economics, Certified Management Accountant Designation and a Chartered Professional Accountant Designation. He has held a variety of executive positions in accounting and finance during the past 35 years. The Board has determined that Mr. Sistilli is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Relevant Education and Experience

A full description of the education and experience of the current members of the Audit Committee is available under the section entitled “Information as to our Board of Directors and Nominees - Biographies and Qualifications” detailed above.

Audit Committee Oversight

Additional information regarding the audit committee is contained in Item 10 of our Annual Report on Form 10-K, as filed with the SEC on December 7, 2020 and our Annual Information Form for the year ended September 30, 2020 as filed on SEDAR.

Compensation Committee

Our Compensation Committee is composed of Lorin Johnson, Sean MacDonald and Paul Pay (chair). The purpose of the Compensation Committee is to assist the Board’s oversight relating to compensation, including (i) the approval of compensation for our Chief Executive Officer and (ii) the review of compensation for our other named executive officers. It has overall responsibility for evaluating, and approving or recommending to the independent members of the Board for approval, our compensation plans, policies and programs as such plans, policies and programs affect executive officers.

The Compensation Committee also reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has authority to approve the advisors’ fees, which will be paid by the Company, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, who shall not be present during any committee deliberations with respect to his compensation, in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Sean MacDonald, Carlo Sistilli and Peter van der Velden (chair). The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws.

Process for Identifying and Evaluating Potential Director Nominees. The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Process for Shareholder Nominations. The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Corporate Secretary at 100 Spy Court, Markham, ON Canada L3R 5H6.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Nominating and Corporate Governance Committee.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board, you may send your communication in writing to our Corporate Secretary at our executive offices located at 100 Spy Court, Markham, ON Canada L3R 5H6. Please include your name and address in the written communication and indicate whether you are a shareholder. Our Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Executive Officers

Set forth below is certain information with respect to the names, ages, and positions of our executive officers as of March 1, 2021. Biographical information pertaining to Dr. Pardeep Nijhawan, who is a director and an executive officer, may be found in the above section entitled “Information as to our Board of Directors and Nominees - Biographies and Qualifications.” The executive officers serve at the pleasure of our Board of Directors.

Name	Age	Position(s) Held	Date of Appointment
Pardeep Nijhawan, MD	50	Director, Chief Executive Officer and Corporate Secretary	June 7, 2019
Kathi Niffenegger, CPA	63	Chief Financial Officer	November 1, 2013
Michael Brooks, PhD	42	President	June 7, 2019

Kathi Niffenegger, CPA has served as our Chief Financial Officer since 2013. She also previously served as the company’s Corporate Secretary from 2013 to June 2019. Ms. Niffenegger has more than 30 years of experience in accounting and finance in a range of industries, and has led audits of manufacturing, pharmaceutical and governmental grant clients. She has also developed specialized expertise in cost accounting systems and internal controls. Prior to joining the company, she held positions of increasing responsibility in the audit division of Glenn Burdette CPAs and served most recently as technical partner. Earlier in her career, she was the Chief Financial Officer of Martin Aviation. Ms. Niffenegger holds a B.S. degree in Business Administration, Accounting from California State University, Long Beach. She is a member of the American Institute of Certified Public Accountants (AICPA) and holds the Chartered Global Management Accountant (CGMA) designation.

Michael Brooks, PhD was appointed President of Edesa in June 2019, having served as Vice President of Corporate Development and Strategy for the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since January 2015. Prior to joining Edesa, Dr. Brooks held positions of increasing responsibility at Cipher Pharmaceuticals Inc from 2010 to 2015 and served most recently as the company's as Director of Business Development. Prior to joining Cipher, Dr. Brooks was a Post-Doctoral fellow at the University of Toronto. Dr. Brooks holds a Hons B.Sc. degree in Microbiology and a PhD in Molecular Genetics from the University of Toronto. Dr. Brooks received his MBA degree from the Rotman School of Management where he was a Canadian Institute for Health Research (CIHR) Science-to-Business Scholar.

Executive Compensation

As an emerging growth company under SEC rules and the JOBS Act and as a Smaller Reporting Company, we may provide scaled disclosure in Item 402 paragraphs (m) through (r). Our proxy disclosure has been prepared to comply with those U.S. requirements as allowed under National Instrument 51-102F6.

Named Executive Officers

For the purposes of this proxy statement, a named executive officer (NEO) of the Company means each of the following individuals:

(i)	All individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (PEO), regardless of compensation level;

(ii)	the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and

(iii)
Up to two additional individuals for whom disclosure would have been provided under (ii) above but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

Our named executive officers for the year ended September 30, 2020 were Pardeep Nijhawan, MD, Director, Chief Executive Officer and Corporate Secretary; Kathi Niffenegger, CPA, Chief Financial Officer; and Michael Brooks, PhD, President.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to the named executive officers for the year ended September 30, 2020 and the nine-month period ended September 30, 2019.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards($) (1)	All Other Compensation ($)	Total ($)
Pardeep Nijhawan, MD	2020	$300,000	$56,000	$-	$55,204(2)	$411,204
Director, Chief Executive	2019	105,461	-	-	24,571(2)	130,032
Officer and Corporate Secretary

Kathi Niffenegger, CPA	2020	234,069	31,354	214,275	25,613(4)	505,311
Chief Financial Officer	2019(3)	63,604	53,750	-	5,000(4)	122,354

Michael Brooks, PhD	2020	275,000	51,333	166,658	36,220(5)	529,211
President	2019	158,114	37,243	-	11,897(5)	207,254

(1)
The amounts shown in this column represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the named executive officers during the covered fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to our audited consolidated financial statements for the year ended September 30, 2020 included in our Annual Report.

(2)
Represents (i) $32,435 in car allowance (ii) $2,187 in health insurance and (iii) $20,582 in vacation payout in 2020 and (i) $23,884 in car allowance and (ii) $687 in health insurance in 2019. The compensation was paid in Canadian dollars and was converted to US dollars using the average foreign exchange rate for the year from oanda.com.

(3)
Ms. Niffenegger was our Chief Financial Officer prior to our business combination with Edesa Biotech Research, Inc., an Ontario corporation (“Edesa Research”) and her compensation during that time is not reflected in our audited consolidated financial statements included in our Annual Report. In the nine-month period September 30, 2019 prior to our business combination on June 7, 2019, she received salary of $97,599, bonus of $53,725 and other compensation of (i) $6,775 in health insurance and (ii) $4,540 in 401(k) company contributions.

(4)	Represents (i) $17,650 in health insurance and (ii) $7,963 in 401(k) company contributions in 2020 and (i) $3,719 in health insurance and (ii) $1,281 in 401(k) company contributions in 2019.

(5)
Represents (i) $24,015 in car allowance (ii) $2,213 in health insurance and (iii) $9,992 in vacation payout in 2020 and (i) $9,698 in car allowance and (ii) $2,199 in health insurance in 2019. The compensation was paid in Canadian dollars and was converted to US dollars using the average foreign exchange rate for the year from oanda.com.

Employment Agreements

Prior to the completion of our business combination with Edesa Research, Edesa Research had employment agreements in effect with Dr. Pardeep Nijhawan and Dr. Michael Brooks which are described below. Upon completion of our business combination transaction with Edesa Research, Dr. Nijhawan and Dr. Brooks each entered into new employment agreements with us which are also described below, and the old employment agreements were terminated. Kathi Niffenegger entered into a new employment agreement with us on December 1, 2020 as described below and the employment agreement she entered into upon completion of our business combination transaction with Edesa Research was superseded.

Terminated Employment Agreement with Dr. Pardeep Nijhawan

On August 1, 2017, Edesa Research entered into an employment agreement with Dr. Pardeep Nijhawan which was to continue indefinitely until terminated in accordance with its terms. The employment agreement provided that during the term of the agreement, Dr. Nijhawan was to serve as Edesa Research’s Chief Executive Officer. In consideration for his services to Edesa Research, Dr. Nijhawan received a base salary of C$35,000 per annum and was eligible for coverage under Edesa Research’s standard benefit programs. The agreement was terminable by Edesa Research (i) for cause without notice or severance pay or (ii) without cause, in which case Edesa Research was to provide 18 months notice of termination or pay in lieu of notice (based on Dr. Nijhawan’s base salary) and benefits for up to 18 months following the provision of notice of termination. In addition, upon a termination by Edesa Research without cause, all options on a pro-rated basis were to be deemed vested on the business day immediately preceding the termination date and would remain exercisable for a period of 180 days. Dr. Nijhawan could resign from his employment at any time by providing two weeks advance notice to Edesa Research.

Employment Agreement with Pardeep Nijhawan effective as of June 7, 2019

On June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Pardeep Nijhawan. Pursuant to the employment agreement, Dr. Nijhawan will serve as our Chief Executive Officer for an indefinite term until Dr. Nijhawan’s employment is terminated in accordance with the agreement. As compensation for his services to us, Dr. Nijhawan will receive a base salary of $300,000 per year and be eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Nijhawan will also receive an automobile allowance of $2,700 per month and be eligible to participate in our group insured benefits program, as may be in effect from time-to-time for our employees generally, and executive employees specifically. Dr. Nijhawan is also eligible for future share and/or option grants, as determined by our Compensation Committee, commensurate with Dr. Nijhawan’s position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Dr. Nijhawan’s employment with us is terminated for “Cause” (as such term is defined in the employment agreement), subject to applicable law, our only obligation shall be to provide Dr. Nijhawan with his base salary and vacation pay earned through the date of termination and all of Dr. Nijhawan’s vested or non-vested stock options which have not been exercised by Dr. Nijhawan as of the date of termination will be automatically extinguished. If Dr. Nijhawan is terminated by us without “Cause”, our only obligation shall be to provide Dr. Nijhawan with (i) a lump sum payment equal to Dr. Nijhawan’s then current base salary for twenty-four months (the “Severance Period”), (ii) a lump sum payment of the annual bonus to which Dr. Nijhawan is entitled for the fiscal year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Nijhawan’s annual bonus entitlement, prorated over Dr. Nijhawan’s length of service in the fiscal year in which his employment is terminated, calculated in accordance with the terms of the employment agreement, (iv) payment of Dr. Nijhawan’s annual bonus entitlement during the full Severance Period, calculated in accordance with the terms of the employment agreement, (v) continuation of Dr. Nijhawan’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the employment agreement and (vi) subject to applicable law, all stock options granted to Dr. Nijhawan shall be exercisable in accordance with the terms of the applicable stock option plan. Dr. Nijhawan may resign from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Nijhawan’s notice may be waived by us, subject only to providing Dr. Nijhawan with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Nijhawan resigns from his employment, subject to applicable law, (i) all non-vested stock options and all vested stock options held by Dr. Nijhawan which have not been exercised by Dr. Nijhawan as of the date of termination shall be automatically extinguished and (ii) Dr. Nijhawan shall not be entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Nijhawan’s employment with us and for twelve months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Terminated Employment Agreement with Michael Brooks

On August 28, 2017, Edesa Research entered into an employment agreement with Michael Brooks which was to continue indefinitely until terminated in accordance with its terms. The employment agreement provided that during the term of the agreement, Dr. Brooks was to serve as Edesa Research’s Vice President Corporate Development and Strategy. In consideration for his services to Edesa Research, Dr. Brooks received a base salary of C$220,000 per annum and was eligible for coverage under Edesa Research’s standard benefit programs. In addition, subject to achievement of bonus criteria established by Edesa Research, Dr. Brooks was eligible to receive an annual bonus award of up to 30% of his base salary.

The agreement was terminable by Edesa Research (i) for cause without notice or severance pay or (ii) without cause, in which case Edesa Research was to provide 12 months notice of termination or pay in lieu of notice (based on Dr. Brooks’ base salary) and benefits for up to 12 months following the provision of notice of termination. In addition, upon a termination by Edesa Research without cause, Dr. Brooks was entitled to a pro-rated bonus covering any year or partial actively worked from the time of the past applicable bonus period through to the termination date of Dr. Brooks employment and all options on a pro-rated basis would be deemed to be vested on the business day immediately preceding the termination date and would remain exercisable for a period of 180 days. In the event Dr. Brook’s employment was terminated in connection with a change of control event, any unvested options or other equity awards then held by Dr. Brooks would be deemed to be vested on the business day immediately preceding the termination date and were to remain exercisable for a period of 180 days. Dr. Brooks could also resign from his employment at any time by providing two weeks advance notice to Edesa Research. During the term of his employment and for a period of 12 months thereafter, Dr. Brooks was subject to certain non-solicitation provisions relating to Edesa Research’s employees, customers, prospective customers and suppliers. In addition, the agreement provided that, subject to certain exceptions, Dr. Brooks could not compete with the business of Edesa Research during the employment period and any notice period (or period paid in lieu of notice).

Employment Agreement with Michael Brooks effective as of June 7, 2019

On June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Michael Brooks, PhD. Pursuant to the employment agreement, Dr. Brooks will serve as our President for an indefinite term until Dr. Brooks’ employment is terminated in accordance with the agreement. As compensation for his services to us, Dr. Brooks will receive a base salary of $275,000 per year and be eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Brooks will also receive an automobile allowance of $2,000 per month and be eligible to participate in our group insured benefits program, as may be in effect from time-to-time for our employees generally, and executive employees specifically. Dr. Brooks is also eligible for future share and/or option grants, as determined by our Compensation Committee, commensurate with Dr. Brooks’ position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Dr. Brooks’ employment with us is terminated for “Cause” (as such term is defined in the employment agreement), subject to applicable law, our only obligation shall be to provide Dr. Brooks with his base salary and vacation pay earned through the date of termination and all of Dr. Brooks’ vested or non-vested stock options which have not been exercised by Dr. Brooks as of the date of termination will be automatically extinguished. If Dr. Brooks is terminated by us without “Cause”, our only obligation shall be to provide Dr. Brooks with (i) a lump sum payment equal to Dr. Brooks’ then current base salary for twelve months plus one additional month for every completed year of service since September 2015, not to exceed an aggregate of twenty-four months (the “Severance Period”), (ii) a lump sum payment of the annual bonus to which Dr. Brooks is entitled for the fiscal year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Brooks’ annual bonus entitlement, prorated over Dr. Brooks’ length of service in the fiscal year in which his employment is terminated, calculated in accordance with the terms of the employment agreement, (iv) payment of Dr. Brooks’ annual bonus entitlement during the full Severance Period, calculated in accordance with the terms of the employment agreement, (v) continuation of Dr. Brooks’ benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the employment agreement and (vi) subject to applicable law, all stock options granted to Dr. Brooks shall be exercisable in accordance with the terms of the applicable stock option plan. If Dr. Brooks’ employment is terminated or “constructively terminated” (as such term is defined in the employment agreement) by us without “Cause” upon or within a twelve month period following a Change of Control (as such term is defined in the employment agreement), Dr. Brooks shall be entitled to the payments and benefits provided as described in clauses (ii) to (vi) above, plus a change of control payment equal to twenty-four months of the his then current base salary. Dr. Brooks may resign from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Brooks’ notice may be waived by us, subject only to providing Dr. Brooks with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Brooks resigns from his employment, subject to applicable law, (i) all non-vested stock options and all vested stock options held by Dr. Brooks which have not been exercised by Dr. Brooks as of the date of termination shall be automatically extinguished and (ii) Dr. Brooks shall not be entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Brooks’ employment with us and for twelve months following the cessation of Dr. Brooks' employment with us, Dr. Brooks is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Brooks' employment with us, Dr. Brooks is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Employment Agreement with Kathi Niffenegger effective as of June 7, 2019

On June 7, 2019, we entered into an employment agreement with Ms. Niffenegger which has subsequently been superseded by the employment agreement with Ms. Niffenegger described below. Pursuant to the employment agreement, Ms. Niffenegger served as our Chief Financial Officer. Both Ms. Niffenegger and we had the right to terminate the employment relationship at any time, with or without cause. As compensation for her services to us, Ms. Niffenegger received a base salary of $215,000 per year, a discretionary bonus in an amount up to 25% of her base salary based on her performance and the company’s performance, a one-time hiring and retention bonus of $53,750 which was subject to partial claw back if Ms. Niffenegger voluntary terminated her employment prior to March 1, 2020 and such other employee benefits as are generally provided to similarly situated employees of the company. Ms. Niffenegger was also eligible for future share and/or option grants in accordance with our executive compensation policy as in effect from time to time as determined by our Compensation Committee subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Ms. Niffenegger’s employment with us was terminated for “Cause” (as defined in the employment agreement) or if Ms. Niffenegger resigned from her employment at any time, our only obligation was to provide Ms. Niffenegger with: (i) her accrued salary through and including her last day of employment (the “Separation Date”); (ii) reimbursement of any reimbursable expenses properly incurred through and including the Separation Date; and (iii) any benefit required under applicable law. If we terminate Ms. Niffenegger’s employment without “Cause” or if Ms. Niffenegger’s employment with us was “constructively terminated” (as defined in the employment agreement), our only obligations were: (a) to provide Ms. Niffenegger with the same payments and benefits as would be provided if we had terminated her employment for Cause; and (b) subject to Ms. Niffenegger’s execution of a release in our favor, Ms. Niffenegger would also have been paid, as severance, an amount equal to twelve months of her base salary at her then-current rate. In the event that Ms. Niffenegger’s employment was terminated or constructively terminated by us without Cause upon or within a twelve month period following a Change of Control (as defined in the employment agreement), Ms. Niffenegger was entitled to the payments and benefits as though she was terminated without “Cause”, plus an additional change of control payment equal to twelve months of her base salary.

The Agreement provided that during the term of Ms. Niffenegger’s employment with us, Ms. Niffenegger is prohibited from competing with our business and during such period and for a period of one year thereafter, Ms. Niffenegger is prohibited from soliciting for employment certain of our employees.

Employment Agreement with Kathi Niffenegger effective as of December 1, 2020

On December 1, 2020, we entered into an employment agreement with Ms. Niffenegger. Pursuant to the employment agreement, Ms. Niffenegger will continue to serve as our Chief Financial Officer. Both Ms. Niffenegger and we have the right to terminate the employment relationship at any time, with or without cause. As compensation for her services to us, Ms. Niffenegger will receive a base salary of $275,000 per year retroactive to June 1, 2020, a discretionary bonus in an amount up to 40% of her base salary based on her performance and the company’s performance and such other employee benefits as are generally provided to similarly situated employees of the company. Ms. Niffenegger may be eligible for future share and/or option grants in accordance with our executive compensation policy as in effect from time to time as determined by the independent members of our Board of Directors subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Ms. Niffenegger’s employment with us is terminated for “Cause” (as defined in the employment agreement) or if Ms. Niffenegger resigns from her employment at any time, our only obligation is to provide Ms. Niffenegger with: (i) her accrued salary and accrued unused vacation pay through and including her last day of employment (the “Separation Date”); (ii) reimbursement of any reimbursable expenses properly incurred through and including the Separation Date; and (iii) any benefit required under applicable law. If Ms. Niffenegger is terminated by us without “Cause”, our only obligations are (a) to provide Ms. Niffenegger with the same payments and benefits as would be provided if we had terminated her employment for Cause; and (b) subject to Ms. Niffenegger’s execution of a release in our favor, Ms. Niffenegger will also be paid, as severance (the “Severance Amount”), (i) a lump sum payment equal to twelve months of Ms. Niffenegger’s then current base salary, plus one additional month of base salary for every completed year of service since June 2019, not to exceed an aggregate of twenty-four months, (ii) a lump sum payment of any discretionary bonus for the prior calendar year already determined by our Board of Directors, but not yet paid; and (iii) a lump sum payment equal to Ms. Niffenegger’s potential discretionary bonus for the calendar year in which the Separation Date occurs, prorated over Ms. Niffenegger’s length of service in the calendar year in which her employment is terminated, calculated in accordance with the terms of the employment agreement. If Ms. Niffenegger’s employment is terminated or “constructively terminated” (as such term is defined in the employment agreement) by us without “Cause” upon or within a twelve month period following a Change of Control (as such term is defined in the employment agreement), Ms. Niffenegger shall be entitled to the Severance Amount described above, except that the portion of the Severance Payment established by (b)(i) shall be equal to twenty four months of Ms. Niffenegger’s base salary.

The Agreement provides that during the term of Ms. Niffenegger’s employment with us and for a period of one year thereafter, Ms. Niffenegger is prohibited from soliciting for employment certain of our employees. The Agreement also provides that both during and after Ms. Niffenegger’s employment with us, she is prohibited from (i) making use of our trade secrets to solicit on behalf of Ms. Niffenegger or any other person business from any of our customers and (ii) inducing or attempting to induce any person to sever any existing contractual relationship they have with us.

Outstanding Equity Awards at September 30, 2020

The following table summarizes the equity awards made to our named executive officers that were outstanding at September 30, 2020.

	Option Awards
Name	Award grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise prices ($)	Option expiration date
Pardeep Nijhawan, MD	9/26/17	47,490	-	C$2.16	9/26/27
	12/28/18	945	6752(1)	C$2.16	12/28/28

Kathi Niffenegger, CPA	11/1/13	238	-	$768.60	11/1/20
	11/12/14	214	-	C$638.40	11/12/21
	12/22/15	238	-	$304.08	12/22/22
	12/20/16	238	-	$85.26	12/20/23
	3/12/18	833	-	$35.28	3/12/25
	2/12/20	40,828	47,871(3)	$3.16	2/12/30

Michael Brooks, PhD	8/28/17	136,416	-	C$2.16	8/28/27
	9/26/17	24,299	-	C$2.16	9/26/27
	12/28/18	945	675(2)	C$2.16	12/28/28
	2/12/20	31,754	37,234(3)	$3.16	2/12/30

(1)	Our options vesting policy is described in the Outstanding Equity Awards Narrative Disclosure section.

(2)	The option will vest over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter.
(3)	The option will vest over a period of three years, with one-third vesting on the date of grant and the remainder vesting on a pro-rata basis monthly thereafter.

Outstanding Equity Awards Narrative Disclosure

Equity Incentive Compensation Plan

We adopted an Equity Incentive Compensation Plan in 2019 (the “2019 Plan”) which amended and restated our 2017 Incentive Compensation Plan (the “2017 Plan”). Under the 2019 Plan, we are authorized to grant options, restricted shares and restricted share units (RSUs) to any of our officers, directors, employees, and consultants and those of our subsidiaries and other designated affiliates. The number of shares available for issuance under the 2019 Plan at September 30, 2020 was 1,148,697, including shares available for the exercise of outstanding options under the 2017 Plan. The purpose of the 2019 Plan is to advance the interests of the Company by encouraging equity participation through the acquisition of common shares of the Company. The 2019 Plan is to be administered by the Compensation Committee of our Board of Directors, except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board. The administrator of the 2019 Plan has the power to, among other things:

●	allot common shares for issuance in connection with the exercise of options;

●	grant options, restricted shares or restricted share units;

●	amend, suspend, terminate or discontinue the plan; and

●	delegate all or a portion of its administrative powers as it may determine to one or more committees.

Options to purchase 675,437 common shares at prices ranging from C$2.16 to C$638.40 and $3.16 to $768.60 are outstanding at September 30, 2020. No restricted shares or restricted share units have been granted as of September 30, 2020.

Options granted during the year ended September 30, 2020 to directors, officers and employees under the 2019 Plan totaled 366,365 options to purchase common shares at exercise prices ranging from $3.16 to $8.07. There were no options granted during the nine-month period ended September 30, 2019.

Options Vesting Policy

Vesting requirements for option awards are determined by the independent members of the Board of Directors. Outstanding options granted by Stellar Biotechnologies before the completion of our business combination became fully vested on June 7, 2019, the date of our business combination with Edesa Research. Options granted by Edesa Research generally vested one-third upon the first anniversary of the date of grant and monthly thereafter until the third anniversary of the date of grant. The options granted by Edesa Research on August 28, 2017 were fully vested upon the grant date. Options granted by the Company during the year ended September 30, 2020 generally vested one-third upon the date of grant and monthly thereafter until the third anniversary of the date of grant.

Retirement Benefits

Executive officers and employees of our California subsidiary are eligible to receive the company’s non-elective contribution of 3% of eligible compensation under a 401(k) plan to provide retirement benefits. Any company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during the year ended September 30, 2020 or in the nine-month period ended September 30, 2019 to provide pension, retirement or similar benefits for our named executive officers.

Director Compensation

The following table sets forth information regarding the compensation of our non-employee directors for the year ended September 30, 2020.

Name	Fees Earned or Paid in Cash($)		Option Awards($) (1)	All Other Compensation($)	Total ($)
Lorin Johnson, PhD	$33,500		$27,513	$-	$61,013
Sean MacDonald	50,000	(2)	27,513	-	77,513
Frank Oakes	30,000		27,513	-	57,513
Paul Pay	42,500	(2)	27,513	-	70,013
Carlo Sistilli, CPA, CMA	43,500	(2)	27,513	-	71,013
Peter van der Velden	37,500	(2)(3)	27,513	-	65,013

(1)
The amounts shown in this column represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the directors during the covered fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to our audited consolidated financial statements for the year ended September 30, 2020 included in our Annual Report.

(2)	The compensation was paid in Canadian dollars or British pounds and was converted from US dollars using the average foreign exchange rate for each month of the year from oanda.com.

(3)	Fees of $34,326 and $3,174 were paid to Lumira Capital II, L.P. and Lumira Capital II (International), L.P., respectively, as compensation for Mr. van der Velden’s services on our board of directors.

Outstanding Equity Awards at September 30, 2020

The following table summarizes the equity awards made to our directors that were outstanding at September 30, 2020.

Name	Outstanding Options (#)
Lorin Johnson, PhD	11,389
Sean MacDonald	11,389
Frank Oakes	12,341
Paul Pay	43,788
Carlo Sistilli, CPA, CMA	11,389
Peter van der Velden	11,389

Narrative to Director Compensation Table

Non-Employee Director Compensation Policy

The board adopted a compensation policy effective upon completion of our business combination on June 7, 2019. As compensation for their services on the board of directors, each non-executive board member will receive annual base remuneration of $30,000 and the Chairman of the Board will receive annual remuneration of $50,000, inclusive of compensation for his services on committees of the board of directors. Each member of the Company’s Audit Committee will receive annual remuneration of $5,000, and the Chair of the Audit Committee will receive $10,000 annually for his services. Each member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee will receive annual remuneration of $3,500 for each committee on which they serve, and the Chairs of each of the Compensation Committee and Nominating and Corporate Governance Committee shall receive $7,500 annually for their services. The Chief Executive Officer will not receive any additional compensation for his services on the board of directors.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides certain information as of September 30, 2020 about our common shares that may be issued under our equity compensation plans, which consists of our 2019 Equity Incentive Compensation Plan in effect at September 30, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	675,437	$3.30	473,260
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	675,437	$3.30	473,260

Warrants and other equity held by directors, officers and employees outside of the compensation plans are not included in the table above.

Policies and Procedures for Review of Related Party Transactions

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

Related Party Transactions

Lease Agreement

In January 2017, Edesa Research entered into a lease agreement with a company related to Pardeep Nijhawan, our Chief Executive Officer, for executive office space which serves as our head office through December 2022, with the option to extend the lease for an additional two years. Monthly rents range from C$8,320 to C$9,020 plus HST. Rents of approximately $76,000 and $58,000 were incurred in the year ended September 30, 2020 and the nine-month period ended September 30, 2019, respectively. No rent was payable at September 30, 2020 or 2019. Future minimum lease payments totaled approximately $177,000 at September 30, 2020.

Patent Royalty Agreement

In August 2002, our California subsidiary entered into an agreement with Frank Oakes, a director, where he would receive royalty payments in exchange for the assignment of his rights to U.S. Patent No. 6,852,338 to Edesa Biotech USA, Inc. The royalty is 5% of gross receipts from legacy products using this invention in excess of $500,000 annually. Patent royalties of approximately $20,000 were incurred in the nine-month period ended September 30, 2019 and royalties payable of approximately $23,000 were outstanding at September 30, 2019. No patent royalties were incurred during the year ended September 30, 2020 or payable at September 30, 2020.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and beneficial owners of more than ten percent of our common shares file reports with the SEC on their initial beneficial ownership of our common shares and any subsequent changes. To our knowledge, based solely on a review of copies of such reports filed electronically with the Securities and Exchange Commission during the Company’s year ended September 30, 2020, during such period, each of our directors, executive officers, and beneficial owners of more than ten percent of our common shares filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

Security Ownership of Certain Beneficial Owners and Management

The following tables sets forth certain information as of March 1, 2021, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers listed in the Summary Compensation Table; (3) all of directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the SEC, based on a review of filings with the SEC and information known to us. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Common shares subject to options or warrants currently exercisable or exercisable within 60 days of March 1, 2021 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common shares of each person or entity named in the following table is based on 13,178,442 common shares outstanding as of March 1, 2021.

Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Lorin Johnson, PhD	29,797	(2)	*
Sean MacDonald	24,987	(3)	*
Pardeep Nijhawan, MD	3,329,146	(4)	25.1%
Frank Oakes	12,484	(5)	*
Paul Pay	48,498	(6)	*
Carlo Sistilli, CPA, CMA	16,099	(7)	*
Peter van der Velden	2,188,970	(8)	16.5%
Michael Brooks, PhD	219,052	(9)	1.6%
Kathi Niffenegger, CPA	66,372	(10)	*

All directors and executive officers as a group (9 persons)	5,935,405	(11)	44.7%

* Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6.

(2)
Consists of (i) 12,786 Common Shares, (ii) 6,393 Common Shares issuable upon exercise of Class A Warrants and (iii) 10,618 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 1, 2021.

(3)	Consists of (i) 14,369 Common Shares and (ii) 10,618 Common Shares issuable upon exercise of options exercisable within sixty days of March 1, 2021.

(4)
Consists of (A)(i) 537,312 Common Shares and (ii) 60,419 Common Shares issuable upon exercise of options exercisable within sixty days of March 1, 2021 held by Pardeep Nijhawan; (B)(i) 2,128,652 Common Shares and (ii) 6,942 Common Shares issuable upon exercise of Class A Warrants held by Pardeep Nijhawan Medicine Professional Corporation for which Pardeep Nijhawan has sole voting and dispositive power over all such shares; (C) 224,094 Common Shares held by The Digestive Health Clinic Inc. for which Pardeep Nijhawan has sole voting and dispositive power over all such shares and (D) 371,727 Common Shares held by 1968160 Ontario Inc. for which Pardeep Nijhawan has sole voting and dispositive power over all such shares.

(5)
Consists of (A)(i) 11,570 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 1, 2021 held by Frank Oakes and (B)(i) 914 Common Shares issuable upon exercise of Class A Warrants held by Frank and Dorothy Oakes Family Trust for which each of Frank Oakes and Dorothy Oakes, as trustees, have voting and dispositive power over all such shares.

(6)
Consists of (i) 3,654 Common Shares, (ii) 1,827 Common Shares issuable upon exercise of Class A Warrants and (iii) 43,017 Common Shares issuable upon exercise of options exercisable within sixty days of March 1, 2021.

(7)
Consists of (A) 10,618 Common Shares issuable upon exercise of options exercisable within sixty days of March 1, 2021 held by Carlo Sistilli and (B)(i) 3,654 Common Shares and (ii) 1,827 Common Shares issuable upon exercise of Class A Warrants held by York-Cav Enterprises Inc. for which Carlo Sistilli, as President and Director, has sole voting and dispositive power over all such shares.

(8)
Consists of (A) 10,618 Common Shares issuable upon exercise of options exercisable within sixty days of March 1, 2021 held by Peter van der Velden; (B)(i) 1,897,428 Common Shares and (ii) 96,542 Common Shares issuable upon exercise of Class A Warrants held by Lumira Capital II, L.P. and (C)(i) 175,454 Common Shares and (ii) 8,928 Common Shares issuable upon exercise of Class A Warrants held by Lumira Capital II (International), L.P., an affiliate of Lumira Capital II, L.P. Lumira Capital GP, L.P., the general partners of which are Lumira GP Inc. and Lumira GP Holdings Co., is the general partner of each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. Each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. is managed by Lumira Capital Investment Management Inc. Each of Lumira Capital GP, L.P., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc. may be deemed to beneficially own the shares held by Lumira Capital II, L.P. and Lumira Capital II (International), L.P. and such entities control voting and investment power over such shares through an investment committee of the Lumira group. Peter van der Velden is an executive officer of Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc.

(9)
Consists of (i) 5,241 Common Shares, (ii) 1,371 Common Shares issuable upon exercise of Class A Warrants and (iii) 212,440 Common Shares issuable upon exercise of options exercisable within sixty days of March 1, 2021.

(10)
Consists of (A) 63,631 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 1, 2021 held by Kathi Niffenegger and (B) (i) 1,827 Common Shares and (ii) 914 Common Shares issuable upon exercise of Class A Warrants held by the Kathi Niffenegger Trust for which Kathi Niffenegger, as trustee, has sole voting and dispositive power over all such shares.

(11)
Consists of (i) 5,376,198 Common Shares, (ii) 125,658 Common Shares issuable upon exercise of Class A Warrants and (iii) 433,549 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 1, 2021.

 Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percent of Shares Beneficially Owned
Lumira Capital II, L.P.	2,178,352	20.6%

(1)
Consists of (A)(i) 1,897,428 Common Shares and (ii) 96,542 Common Shares issuable upon exercise of Class A Warrants held by Lumira Capital II, L.P. and (B)(i) 175,454 Common Shares and (ii) 8,928 Common Shares issuable upon exercise of Class A Warrants held by Lumira Capital II (International), L.P., an affiliate of Lumira Capital II, L.P. Lumira Capital GP, L.P., the general partners of which are Lumira GP Inc. and Lumira GP Holdings Co., is the general partner of each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. Each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. is managed by Lumira Capital Investment Management Inc. Each of Lumira Capital GP, L.P., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc. may be deemed to beneficially own the shares held by Lumira Capital II, L.P. and Lumira Capital II (International), L.P and such entities control voting and investment power over such shares through an investment committee of the Lumira group. The address of each entity listed in this note is 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

Audit Committee Report

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board (the PCAOB). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee.

Carlo Sistilli, Chairman
Sean MacDonald
Paul Pay

PROPOSAL NO. 2
APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected MNP LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2021, and the Board has approved such appointment. The Board has directed that a resolution to appoint MNP LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of MNP LLP are expected to be available at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

The following table shows the aggregate fees billed for audit and other services provided for the year ended September 30, 2020 and nine-month period ended September 30, 2019 rendered by MNP LLP.

Principal Accountant Fees and Services

Type of Service	Year Ended 2020	Nine-month Period 2019

Audit Fees	$166,712	$143,095
Tax Fees	24,166	14,254
Total	$190,878	$157,349

Audit Fees consisted of fees incurred for professional services rendered for audits and interim reviews of the year ended September 30, 2020 and nine-month period ended September 30, 2019 and include procedures related to registrations and offerings.

Tax Fees consisted of fees incurred for professional services rendered for tax compliance related to tax returns during the year ended September 30, 2020 and nine-month period ended September 30, 2019.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to an amount or range of estimated fees. All proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval prior to the beginning of any such services. Our auditors are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved 100% of the audit and non-audit services performed by our independent registered public accounting firm for the year ended September 30, 2020 and nine-month period ended September 30, 2019.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Vote Required

With regard to the appointment of our auditors and independent registered public accounting firm, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to appoint MNP LLP as our auditors and independent registered public accounting firm for the ensuing year. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 2.

PROPOSAL NO. 3
AMENDMENT TO 2019 EQUITY INCENTIVE COMPENSATION PLAN

Edesa shareholders are being asked to approve the amendment to the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”), that increases the number of Edesa Common Shares issuable as awards under the 2019 Plan by 1,497,000 shares. A copy of the amendment is attached hereto as Exhibit A. Under the 2019 Plan, we are authorized to grant options, restricted shares and restricted share units (RSUs) to any of our officers, directors, employees, and consultants and those of our subsidiaries and other designated affiliates. The 2019 Plan was originally adopted by our shareholders on October 22, 2019 by written consent and by our Board on October 16, 2019.

Our Board believes that the continued growth of Edesa depends, in large part, upon our ability to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and our shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. Previously, our Board and shareholders approved the 2019 Plan, which authorized a total of 800,000 shares for issuance to eligible participants, plus any shares remaining available for delivery under our previously adopted 2017 Plan (the “2017 Plan”) on the effective date of the 2019 Plan. As of March 1, 2020, only 49,864 shares remained available for future grants under the 2019 Plan. Accordingly, to ensure that we may continue to attract and retain key employees and directors who are expected to contribute to our success, our Board approved an amendment to the 2019 Plan to increase by 1,497,000 shares the total number of shares available for issuance pursuant to awards granted under the 2019 Plan. The amendment is subject to approval by our shareholders at the Annual Meeting. If the amendment is not approved by our shareholders, it will not be implemented in the form proposed.

Principal Features of the 2019 Plan

The principal features of the 2019 Plan are as follows (and are set forth more fully below):

● All officers, directors, employees, and consultants of the Company and its subsidiaries and other designated affiliates, which we refer to as “Related Entities,” are eligible to participate in the 2019 Plan;

● Options, restricted shares and restricted share units (RSUs) are eligible for grants under the 2019 Plan;

● The 2019 Plan is to be administered by the Compensation Committee of the Company’s Board (the “Committee”), except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which Common Shares are listed or quoted;

● Vesting requirements with respect to awards under the 2019 Plan are determined by the Committee;

● In the event of a “change in control” of the Company, as defined in the 2019 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the 2019 Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company);

● The 2019 Plan grants the Committee discretion to determine the time when an option no longer may be exercised following a participant’s termination, as set forth in the applicable award agreement;

● The 2019 Plan prohibits the repricing of option awards without approval by the Company’s shareholders; and

● The 2019 Plan limits the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year to $250,000.

Description of the 2019 Plan

The following description of certain features of the 2019 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the 2019 Plan.

Purpose

The purpose of the 2019 Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other officers, employees, directors, and consultants of the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

As of March 1, 2021 we had 52,564 shares remaining available for future grants under the 2019 Plan. Options to purchase 1,085,387 common shares at prices ranging from C$2.16 to C$638.40 and $3.16 to $304.08 are outstanding at March 1, 2021. No restricted shares or restricted share units have been granted as of March 1, 2021. If the amendment to the 2019 Plan is adopted by our shareholders, the 2019 Plan will have 1,497,000 shares available for awards to eligible participants, plus any shares remaining available for delivery under our previously adopted 2019 Plan.

If, any shares subject to (i) any award under the 2019 Plan, or any awards granted under the 2017 Plan, are forfeited, expire or otherwise terminate without issuance of such shares, or (ii) any award under the 2019 Plan, or any award granted under the 2017 Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, or termination, cash settlement or non-issuance, again be available for delivery with respect to awards under the 2019 Plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share if the share was subject to an option, and as 1.5 shares if such share was subject to an award other than an option.

Substitute Awards (as defined in the 2019 Plan) will not reduce the shares authorized for delivery under the 2019 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity (as define in the 2019 Plan) or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the 2019 Plan and will not reduce the shares authorized for delivery under the 2019 Plan; provided, that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its Related Entities prior to such acquisition or combination.

The aggregate fair market value of our Common Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of shares that may be delivered under the 2019 Plan as a result of the exercise of incentive stock options is 1,200,000, subject to certain adjustments.

Notwithstanding any other provision of the 2019 Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year will not exceed $250,000.

The Committee is authorized to adjust the limitations on the number of Common Shares available for issuance under the 2019 Plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, Common Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Company’s Common Shares so that an adjustment is appropriate and equitable. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2019 Plan.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is prohibited from taking any of the following actions without approval of the Company’s shareholders: (i) lowering the exercise or grant price per share of an option after it is granted, (ii) cancelling an option when the exercise price or grant price per share exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with substitute awards), (iii) cancelling an outstanding option in exchange for an option with an exercise price that is less than the exercise price or grant price of the original option, or (iv) taking any other action with respect to an option that may be treated as a repricing pursuant to the applicable rules of the stock exchange or quotation system on which Common Shares are listed or quoted (any such action described in (i) - (iv) being referred to as a “Repricing”).

The closing price of one common share of the Company on Nasdaq on March 1, 2021 was $5.69 per share.

Eligibility

The persons eligible to receive awards under the 2019 Plan are the officers, directors, employees, and consultants of the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2019 Plan.

As of the record date, February 24, 2021, approximately 19 persons were eligible to participate in the 2019 Plan.

Administration

The 2019 Plan is to be administered by the Committee, except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which Common Shares are listed or quoted. It is intended that the Committee will be composed exclusively of independent non-employee directors in accordance with Nasdaq listing requirements and Rule 16b-3 under the Exchange Act. Subject to the terms of the 2019 Plan, the Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2019 Plan, construe and interpret the 2019 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2019 Plan.

The Committee is permitted to delegate the performance of certain functions, including administrative functions, of the 2019 Plan to members of the Board, or our officers or managers, or committees of them. The delegation is required to be accomplished in a manner that does not result in the loss of an exemption under Rule 16b-3 under the Exchange Act for awards.

Share Options

The Committee is authorized to grant share options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price per share subject to an option is determined by the Committee, provided that the exercise price per share of an option will be no less than 100% of the fair market value of a common share on the date such option is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a common share on the date such ISO is granted.

For purposes of the 2019 Plan, the term “fair market value” means the fair market value of Common Shares, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a common share as of any given date is the closing sales price per common share as reported on the principal stock exchange or market on which Common Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the award is authorized by the Committee) or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant); provided, however, that in the event that on the last day of the term of an option, other than an ISO, the exercise of the option would violate an applicable federal, state, local, or foreign law, the Committee may, in its sole and absolute discretion, extend the term of the option for a period of no more than thirty (30) days after the date on which the exercise of the option would no longer violate an applicable federal, state, local, and foreign laws, provided that such extension of the term of the option would not cause the option to violate the requirements of Section 409A of the Code. Methods of exercise and settlement and other terms of options are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2019 Plan to be paid in cash, shares, other awards or other property.

Restricted Shares and Restricted Share Units

The Committee is authorized to grant restricted shares and restricted share units (RSUs). A grant of restricted shares is a grant of Common Shares which may not be sold or disposed of, and which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted shares generally has all of the rights, other than dividend rights, of a shareholder of the Company (including voting rights), unless otherwise determined by the Committee. A participant granted restricted shares will have the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee), if and only to the extent provided in the participant’s award agreement. An award of RSUs confers upon a participant the right to receive Common Shares or cash equal to the fair market value of the specified number of shares covered by the RSUs, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Committee, however, may permit awards to be transferred to certain family members, a trust for the benefit of such family members, a partnership, limited liability company or corporation whose partners, members or stockholders are the participant and his or her family members, a foundation in which any participant and his or her family members controls the management of assets, or anyone else approved by it.

Other Terms of Awards

Awards may be settled in the form of cash, Common Shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Common Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2019 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any Common Shares or other property to be distributed will be withheld (or previously acquired Common Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

Awards under the 2019 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2019 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations contained in the 2019 Plan, including those described in the following paragraph, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the Company, as defined in the 2019 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the 2019 Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company).

Notwithstanding the foregoing or any provision in any award agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the participant and the Company or any Related Entity, each outstanding option, restricted share or RSU will not be accelerated as described above, if either (i) the Company is the surviving entity in the change in control and the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company assumes or substitutes for the applicable award, as determined in accordance with the terms of the 2019 Plan. Notwithstanding the foregoing, if and only to the extent provided in an award agreement and on such terms and conditions as may be set forth in an award agreement, in the event a participant’s employment is terminated without “cause” by the Company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the 2019 Plan, within 24 months following such change in control, each award held by such participant at the time of the change in control will be accelerated as described above.

Subject to any limitations contained in the 2019 Plan, including those described above in the preceding paragraph, relating to the vesting of awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2019 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards. The foregoing actions may be taken without the consent or agreement of a participant in the 2019 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, without the approval of the Company’s shareholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Foreign Employees and Consultants

Awards may be granted to participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to awards to employees or consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee will have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from awards granted to participants performing services in such countries and to meet the objectives of the 2019 Plan. The Committee also may impose conditions on the exercise or vesting of awards in order to minimize the Company's obligation with respect to tax equalization for employees or consultants on assignments outside their home country.

The Board has approved a subplan to the 2019 Plan applicable to residents of Canada. The subplan sets out the major features of the 2019 Plan and the principal terms and conditions of participation that differ for Canadian participants in the 2019 Plan in order to, among other things, recognize, and comply with, differences in law and tax policy in Canada.

Clawback of Benefits

The Company may (i) cause the cancellation of any award, (ii) require reimbursement of any award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2019 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a clawback policy. In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2019 Plan or an award agreement or otherwise, in accordance with any clawback policy. By accepting an award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s award agreements may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy. In addition, if a participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interests of the Company or any Related Entity, then (x) any outstanding, vested or unvested, earned or unearned portion of an award may, at the Committee’s discretion, be cancelled and (y) the Committee, in its discretion, may require the participant or other person to whom any payment has been made or shares or other property have been transferred in connection with an award to forfeit and pay over to the Company all or any portion of the gain (whether or not taxable) realized upon the exercise of any option and the value realized (whether or not taxable) on the vesting or payment of any other award during the time period specified in the applicable award agreement or otherwise specified by the Committee.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2019 Plan or the Committee’s authority to grant awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Common Shares are then listed or quoted; provided that, except as otherwise permitted by the 2019 Plan or an award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2019 Plan; provided that, except as otherwise permitted by the 2019 Plan or award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such award. In addition, without the approval of the Company’s shareholders, the Board may not alter or amend the 2019 Plan if such alteration or amendment would permit a Repricing without approval of the Company’s shareholders. The 2019 Plan will terminate at the earliest of (i) such time as no Common Shares remain available for issuance under the 2019 Plan, (ii) termination of the 2019 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2019 Plan. Awards outstanding upon expiration of the 2019 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2019 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2019 Plan. On exercise of a nonqualified stock option granted under the 2019 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for Common Shares on exercise of an option by delivering Common Shares, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable share certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering Common Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Share Awards

Generally, the recipient of a share award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the share received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the 2019 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date it becomes vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the share award, to recognize ordinary compensation income, as of the date the recipient receives the share award, equal to the excess, if any, of the fair market value of the shares on the date the share award is granted over any amount paid by the recipient in exchange for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as share awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the 2019 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Share Units

The recipient of an RSU that provides for the delivery of shares at a future date will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the delivery of shares is actually made.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares are received. Upon the disposition of any such shares received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes, provided that amount constitutes an ordinary and necessary business expense, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code.

Section 162 Limitations

Section 162(m) of the Code disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Covered employees include the Company’s CEO and CFO at any time during an applicable tax year and the three other most highly compensated officers (other than the CEO and CFO) for such tax year.

Section 409A of the Code

The 2019 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2019 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change.

Interests of Directors or Officers and New Plan Benefits

Our directors may grant awards under the 2019 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Because the grant of awards under the 2019 Plan is within the discretion of the Committee, we cannot determine the dollar value or number of Common Shares that will in the future be received by or allocated to any participant in the 2019 Plan.

Vote Required

With regard to the amendment to the Company’s 2019 Equity Incentive Compensation Plan, votes may be cast “FOR” or “AGAINST.” The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the amendment to the 2019 Plan. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 3.

 OTHER INFORMATION

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to us at our executive offices at 100 Spy Court, Markham, ON L3R 5H6 Canada, telephone: (289) 800-9600. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one (1) copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, http://www.edesabiotech.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Form 3, Form 4, and Form 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K, as amended, also will be furnished, upon request, at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices at 100 Spy Court, Markham, ON L3R 5H6 Canada, telephone: (289) 800-9600.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Pardeep Nijhawan
Pardeep Nijhawan, MD
Director, Chief Executive Officer and Corporate Secretary
(Principal Executive Officer)

Markham, ON, Canada
March 1, 2021

Exhibit A
Amendment to 2019 Plan

AMENDMENT NO. 1 TO
EDESA BIOTECH, INC. 2019 EQUITY INCENTIVE COMPENSATION PLAN

This Amendment to the Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan (this “Amendment”) is made and entered into effective as of March 1, 2021 (the “Effective Date”), by Edesa Biotech, Inc., a British Columbia corporation (the “Company”).

RECITALS

WHEREAS, the Company previously adopted the Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan (the “Plan”);

WHEREAS, by written consent of the Company’s Board of Directors (the “Board”), dated as of the Effective Date, the Board approved an increase of the number of shares of the Company’s Common Shares reserved for issuance under the Plan by 1,497,000, which represents a number of Common Shares equal to twenty (20) percent of the Company’s issued and outstanding Common Shares less the number of Common Shares remaining available for delivery under the Plan as of the Effective Date (the “Plan Reserve Increase”);

WHEREAS, pursuant to Section 9(f) of the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan, subject to obtaining the consent of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required;

WHEREAS, the Company obtained the requisite approval of its shareholders at its 2021 Annual General Meeting;

WHEREAS, to record the adoption of the Plan Reserve Increase by the Board, the Company has caused its authorized officer to execute this Amendment to effectuate the Plan Reserve Increase.

AGREEMENT

NOW THEREFORE, the Company hereby agrees as follows:

1.
Section 4(a) of the Plan is hereby amended and restated to read as follows:

“Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan after the Amendment Date (as defined below) shall be the sum of (i) 1,497,000 plus (ii) the number of Shares remaining available for delivery under the Plan as of the Amendment Date. Any Shares that are subject to Awards of Options shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares. For purposes hereof, “Amendment Date” shall mean March 1, 2021.

2.
Except as expressly modified by this Amendment, the Plan remains in full force and effect pursuant to its terms. All references to the Plan in other documentation shall be deemed to be a reference to the Plan as amended by this Amendment.

3.
This Amendment shall be governed by and construed in accordance with the laws of British Columbia without giving effect to principles of conflict of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed effective as of the date first written above.

EDESA BIOTECH, INC.

By:

Name: Kathi Niffenegger
Title: Chief Financial Officer

# Your **Vote** Counts!

**EDESA BIOTECH, INC.**

2021 Annual General Meeting
Vote by April 21, 2021
11:59 PM ET

D35935-P50487

## You invested in EDESA BIOTECH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 22, 2021.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 8, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote in Person at the Meeting***

April 22, 2021
10:30 a.m. (Eastern Time)

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| **1. Election of Directors** | |
| 1a. Lorin Johnson, PhD | For |
| 1b. Sean MacDonald | For |
| 1c. Pardeep Nijhawan, MD | For |
| 1d. Frank Oakes | For |
| 1e. Paul Pay | For |
| 1f. Carlo Sistilli, CPA, CMA | For |
| 1g. Peter van der Velden | For |
| **2. Appointment of Auditors and Independent Registered Public Accounting Firm**<br>Appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year. | For |
| **3. Amendment to the 2019 Equity Incentive Compensation Plan**<br>Amendment to the 2019 Equity Incentive Compensation Plan to increase the number of shares available for issuance under the Plan by 1,497,000 shares. | For |

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D35936-P50487

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, April 21, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, April 21, 2021. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35912-P50487

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**EDESA BIOTECH, INC.**

| **1. Election of Directors** | **For** | **Withhold** |
|---|---|---|
| 1a. Lorin Johnson, PhD | | |
| 1b. Sean MacDonald | | |
| 1c. Pardeep Nijhawan, MD | | |
| 1d. Frank Oakes | | |
| 1e. Paul Pay | | |
| 1f. Carlo Sistilli, CPA, CMA | | |
| 1g. Peter van der Velden | | |

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.**

| | **For** | **Withhold** |
|---|---|---|
| **2. Appointment of Auditors and Independent Registered Public Accounting Firm**<br>Appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year. | | |

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.**

| | **For** | **Against** |
|---|---|---|
| **3. Amendment to the 2019 Equity Incentive Compensation Plan**<br>Amendment to the 2019 Equity Incentive Compensation Plan to increase the number of shares available for issuance under the Plan by 1,497,000 shares. | | |

If you wish to appoint someone other than Dr. Pardeep Nijhawan, Director, Chief Executive Officer and Secretary of the Company, or Michael Brooks, PhD, President of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option.

| | **Yes** | **No** |
|---|---|---|
| Please indicate if you plan to attend this meeting. | | |

**Authorized Signature(s) - This section must be completed for your instructions to be executed.**
We authorize you to act in accordance with my/our instructions set out above. We hereby revoke any proxy previously given with respect to the Annual General Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

**Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D35913-P50487

**EDESA BIOTECH, INC.**
**ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON**
**THURSDAY, APRIL 22, 2021**

**Appointment of Proxyholder:**

**I/We being holder(s) of Edesa Biotech, Inc. hereby appoint:** Dr. Pardeep Nijhawan, Director, Chief Executive Officer and Secretary of the Company, or failing him, Michael Brooks, PhD, President of the Company.

**OR**

**Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Edesa Biotech, Inc. to be held at Edesa Biotech, Inc., 100 Spy Court, Markham, Ontario L3R 5H6, Canada, on Thursday, April 22, 2021, at 10:30 a.m. (Eastern Time) and at any adjournment or postponement thereof. **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.**

**Notes to proxy**

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual General Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.**
6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instruction of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual General Meeting or other matters that may properly come before the Annual General Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company.

**Proxies must be received by 11:59 PM (Eastern Time) on Wednesday, April 21, 2021.**